Columbia Variable Portfolio-Emerging Markets Opportunity Fund
Columbia Variable Portfolio-International Opportunity Fund

Supplement dated July 1, 2011

to the Prospectuses and Statement of Additional Information (SAI) dated April 29, 2011

For each Prospectus

The paragraph under the section “Portfolio Management — Subadviser” is revised and replaced as follows:

Subadviser: Columbia Management Investment Advisers, LLC (Columbia Management) contracts with and compensates Threadneedle to manage the investment of the Fund’s assets. Columbia Management monitors the compliance of Threadneedle with the investment objectives and related policies of the Fund, reviews the performance of Threadneedle, and reports periodically to the Board. On June 9, 2011, the Board approved a change in the compensation payable by Columbia Management to Threadneedle for managing the investment of the Fund’s assets. See the SAI for more information. Any future changes to the compensation payable to Threadneedle are likewise subject to the approval of the Board.

Threadneedle manages the Fund’s assets based upon its experience managing funds with investment goals and strategies substantially similar to those of the Fund. Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ, England, is an affiliate of Columbia Management, and an indirect wholly-owned subsidiary of Ameriprise Financial, Inc.

The rest of the section remains unchanged.

For the SAI

Under the section “Service Providers — Investment Management Services,” the following rows in “Table 13 Subadvisers and Subadvisory Agreement Fee Schedules” have been revised as follows:

Parent
Fund	Subadviser	Company	Fee Schedule

Emerging Markets Opportunity	Threadneedle International Limited(a) (Threadneedle) (effective July 9, 2004)	A	0.50% on all asset levels

International Opportunity	Threadneedle(a) (effective July 9, 2004)	A	0.35% on all asset levels

The rest of the table remains unchanged.

S-6466-159 A (7/11)